OTHER GAINS - NET	12 Months Ended
Mar. 31, 2018
Analysis of income and expense [abstract]
OTHER GAINS - NET
OTHER GAINS – NET

	2018	2017
Disposal of property, plant and equipment	$9.7	$7.7
Net foreign exchange gains	2.5	0.1
Net loss on litigation	—	(1.1)
Disposal of interest in investment	14.3	—
Remeasurement of investment, net of reorganization and others costs	12.2	—
Other	(1.3)	6.0
Other gains – net	$37.4	$12.7

Disposal of interest in investment
During the second quarter of fiscal 2018, the Company disposed of its 49% interest in Zhuhai Xiang Yi Aviation Technology Company Limited, an equity accounted investee, for a net cash proceeds of $114.0 million. Upon disposal of this investment, $6.3 million of goodwill was derecognized and an impairment of $7.0 million was recognized with respect to a related investment in an equity account investee. The Company realized a net gain on disposal of $14.3 million.

Remeasurement of investment and reorganization costs
During the third quarter, the Company’s interest in AACE increased from 50% to 100%, obtaining control of AACE (Note 3). Before the transaction, the Company’s 50% ownership interest in AACE was accounted for using the equity method. The remeasurement to fair value of the previously held interest in AACE generated a gain of $34.7 million. In addition, $4.6 million of goodwill was derecognized, costs of $8.5 million, including acquisition costs of $1.5 million and a write-down of assets for $9.4 million were incurred. Accordingly, the Company recognized a net gain upon remeasurement of $12.2 million. Also in the quarter, reorganization and other costs of $8.2 million were incurred resulting in a gain upon remeasurement net of overall costs incurred in the amount of $4.0 million.